Exhibit 99.1
GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Balance Sheet
August 27, 2011
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma
ASSETS
Current Assets:
Cash and cash equivalents	$5,517			$5,517
Accounts receivable, less allowance of $158	2,563			2,563
Inventories, net	14,830			14,830
Deferred income taxes	405			405
Other current assets	4,751	(215)	(a)	4,536
Total current assets	28,066	(215)		27,851
Real estate held for sale or lease, net	129,141	(11,892)	(a)	117,249
Available-for-sale securities - Investment in Centaur Media plc	3,412			3,412
Property and equipment, net	2,288			2,288
Deferred income taxes	4,000	354	(c)	4,354
Sale proceeds held in escrow	-	15,532	(b)	15,532
Other assets	11,184	(766)	(a)	10,418
Total assets	$178,091	$3,013		$181,104

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt	$8,576			$8,576
Income taxes payable	-	922	(c)	922
Accounts payable and accrued liabilities	4,241			4,241
Deferred revenue	1,844	(116)	(a)	1,728
Total current liabilities	14,661	806		15,467
Long-term debt	53,198			53,198
Other noncurrent liabilities	6,908			6,908
Total liabilities	74,767	806		75,573

Commitments and contingencies

Stockholders' Equity:
Common stock, par value $0.01 per share, 10,000,000 shares
authorized, 5,521,170 shares issued, 5,134,204 shares outstanding	55			55
Additional paid-in capital	106,253	812	(c)	107,065
Retained earnings	11,086	1,395	(d)	12,481
Accumulated other comprehesive loss, net of tax	(644)			(644)
Treasury stock, at cost, 386,966 shares	(13,426)			(13,426)
Total stockholders' equity	103,324	2,207		105,531
Total liabilities and stockholders' equity	$178,091	$3,013		$181,104

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Statement of Operations
Thirty-Nine Weeks Ended August 27, 2011
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma

Rental revenue and property sales	$15,111	(1,223)	(e)	$13,888
Landscape nursery net sales
and other revenue	12,414			12,414
Total revenue	27,525	(1,223)		26,302

Costs related to rental revenue
and property sales	10,157	(552)	(e)	9,605
Costs of landscape nursery sales
and other revenue	11,759			11,759
Total costs of goods sold and costs
related to rental revenue and property sales	21,916	(552)		21,364

Gross profit	5,609	(671)		4,938

Selling, general and administrative expenses	7,833			7,833
Gain on insurance recovery	(200)			(200)
Operating loss	(2,024)	(671)		(2,695)
Interest expense	(3,193)			(3,193)
Investment income	105			105
Loss before income tax benefit	(5,112)	(671)		(5,783)
Income tax benefit	1,926	257	(g)	2,183
Loss from continuing operations	$(3,186)	$(414)		$(3,600)

Basic loss per common share from continuing operations	$(0.62)			$(0.70)

Diluted loss per common share from continuing operations	$(0.62)			$(0.70)

Weighted average number of common shares outstanding	5,129,000			5,129,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Statement of Operations
Thirty-Nine Weeks Ended August 28, 2010
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma

Rental revenue and property sales	$14,062	(1,217)	(e)	$12,845
Landscape nursery net sales
and other revenue	13,767			13,767
Total revenue	27,829	(1,217)		26,612

Costs related to rental revenue
and property sales	9,790	(571)	(e)	9,219
Costs of landscape nursery sales
and other revenue	13,320			13,320
Total costs of goods sold and costs
related to rental revenue and property sales	23,110	(571)		22,539

Gross profit	4,719	(646)		4,073

Selling, general and administrative expenses	7,957			7,957
Operating loss	(3,238)	(646)		(3,884)
Interest expense	(3,355)	121	(f)	(3,234)
Investment income	194			194
Loss before income tax benefit	(6,399)	(525)		(6,924)
Income tax benefit	2,457	200	(g)	2,657
Loss from continuing operations	$(3,942)	$(325)		$(4,267)

Basic loss per common share from continuing operations	$(0.77)			$(0.84)

Diluted loss per common share from continuing operations	$(0.77)			$(0.84)

Weighted average number of common shares outstanding	5,103,000			5,103,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Statement of Operations
Fiscal Year Ended November 27, 2010
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma

Rental revenue and property sales	$19,528	(1,624)	(e)	$17,904
Landscape nursery net sales
and other revenue	16,083			16,083
Total revenue	35,611	(1,624)		33,987

Costs related to rental revenue
and property sales	13,065	(752)	(e)	12,313
Costs of landscape nursery sales
and other revenue	15,430			15,430
Total costs of goods sold and costs
related to rental revenue and property sales	28,495	(752)		27,743

Gross profit	7,116	(872)		6,244

Selling, general and administrative expenses	10,263			10,263
Operating loss	(3,147)	(872)		(4,019)
Interest expense	(4,456)	134	(f)	(4,322)
Investment income	302			302
Loss before income tax benefit	(7,301)	(738)		(8,039)
Income tax benefit	2,814	280	(g)	3,094
Loss from continuing operations	$(4,487)	$(458)		$(4,945)

Basic loss per common share from continuing operations	$(0.88)			$(0.97)

Diluted loss per common share from continuing operations	$(0.88)			$(0.97)

Weighted average number of common shares outstanding	5,105,000			5,105,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Statement of Operations
Fiscal Year Ended November 28, 2009
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma

Rental revenue and property sales	$17,130	(1,621)	(e)	$15,509
Landscape nursery net sales
and other revenue	22,069			22,069
Total revenue	39,199	(1,621)		37,578

Costs related to rental revenue
and property sales	12,322	(757)	(e)	11,565
Costs of landscape nursery sales
and other revenue	21,570			21,570
Total costs of goods sold and costs
related to rental revenue and property sales	33,892	(757)		33,135

Gross profit	5,307	(864)		4,443

Selling, general and administrative expenses	10,667			10,667
Operating loss	(5,360)	(864)		(6,224)
Interest expense	(3,522)	257	(f)	(3,265)
Investment income	182			182
Loss before income tax benefit	(8,700)	(607)		(9,307)
Income tax benefit	3,187	231	(g)	3,418
Loss from continuing operations	$(5,513)	$(376)		$(5,889)

Basic loss per common share from continuing operations	$(1.09)			$(1.16)

Diluted loss per common share from continuing operations	$(1.09)			$(1.16)

Weighted average number of common shares outstanding	5,080,000			5,080,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.
Pro Forma Consolidated Statement of Operations
Fiscal Year Ended November 29, 2008
(dollars in thousands, except per share data)
(unaudited)

				Pro
	Historical	Adjustments		Forma

Rental revenue and property sales	$19,909	(371)	(e)	$19,538
Landscape nursery net sales
and other revenue	24,637			24,637
Total revenue	44,546	(371)		44,175

Costs related to rental revenue
and property sales	13,233	(892)	(e)	12,341
Costs of landscape nursery sales
and other revenue	29,933			29,933
Total costs of goods sold and costs
related to rental revenue and property sales	43,166	(892)		42,274

Gross profit	1,380	521		1,901

Selling, general and administrative expenses	10,928			10,928
Restructuring charge	1,655			1,655
Operating loss	(11,203)	521		(10,682)
Interest expense	(3,261)			(3,261)
Investment income	1,085			1,085
Loss before income tax benefit	(13,379)	521		(12,858)
Income tax benefit	5,094	(198)	(g)	4,896
Loss from continuing operations	$(8,285)	$323		$(7,962)

Basic loss per common share from continuing operations	$(1.64)			$(1.57)

Diluted loss per common share from continuing operations	$(1.64)			$(1.57)

Weighted average number of common shares outstanding	5,060,000			5,060,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

Griffin Land & Nurseries, Inc.
         Notes to Pro Forma Consolidated Financial Statements
(amounts in thousands)
(unaudited)

Note 1:  Presentation

On January 31, 2012, Griffin Land & Nurseries, Inc. (“Griffin”) closed on the sale of its 308,000 square foot warehouse in Manchester, Connecticut (the “Manchester Transaction”) to the lessee in that facility.  The facility was sold for $16.0 million in cash, before transaction costs.  The proceeds were placed in escrow for the potential purchase of replacement property under a Section 1031 like-kind exchange, although Griffin has not identified a potential replacement property.  If a Section 1031 like-kind exchange is not completed, the escrowed funds will be returned to Griffin.

The accompanying Pro Forma Consolidated Balance Sheet as of August 27, 2011 presents Griffin’s historical amounts, adjusted for the effects of the Manchester Transaction, as if such transaction had occurred on August 27, 2011.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what Griffin’s financial position would have been had the Manchester Transaction actually occurred on August 27, 2011, nor does it purport to represent Griffin’s future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 27, 2011 and August 28, 2010, and the fiscal years ended November 27, 2010, November 28, 2009 and November 29, 2008 present Griffin’s historical amounts, adjusted for the effects of the Manchester Transaction, as if it had occurred at the beginning of Griffin’s 2008 fiscal year. Pro Forma Consolidated Statements of Operation for the fiscal years ended November 27, 2010, November 28, 2009 and November 29, 2008 are included herein because the property sold in the Manchester Transaction has not yet been reflected in Griffin’s historical financial statements as a discontinued operation.

The accompanying Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 27, 2011 and August 28, 2010 and the fiscal years ended November 27, 2010, November 28, 2009 and November 29, 2008 are unaudited and are not necessarily indicative of what Griffin’s results of operations would have been had the Manchester Transaction actually occurred at the beginning of Griffin’s 2008 fiscal year.

Note 2:  Pro Forma Consolidated Balance Sheet Notes

a)	Represents the de-recognition of the carrying amounts as of August 27, 2011 of the assets and liabilities related to the property sold in the Manchester Transaction.

b)
Represents the net cash proceeds received from the Manchester Transaction and placed in escrow for the purchase of a potential replacement property under a Section 1031 like-kind exchange.  As of the closing of the Manchester Transaction, Griffin had not identified a replacement property, and if an acquisition of a replacement property under a Section 1031 like-kind exchange is not completed, the escrowed funds will be returned to Griffin.

c)
Represents the effect of income taxes on the pro forma pretax gain of $2,775 from the Manchester Transaction.  Income taxes reflect the statutory federal tax rate of 35% and an effective state tax rate of 15% due principally to the effect of a preference tax payable to the state of Connecticut.

d)	Represents the increase in retained earnings, based on the pro forma pretax gain less related pro forma income taxes as a result of the Manchester Transaction.

Note 3:  Pro Forma Consolidated Statements of Operations Notes

e)
Represents the revenues and expenses of the property sold in the Manchester Transaction for the thirty-nine weeks ended August 27, 2011 and August 28, 2010 and the fiscal years ended November 27, 2010, November 28, 2009 and November 29, 2008.

f)
Reflects adjustment to reduce interest expense for interest incurred under Griffin’s revolving line of credit that would not have been incurred because Griffin would have used the net cash proceeds from the Manchester Transaction instead of borrowing under its revolving line of credit. This assumption reflects Griffin receiving the cash proceeds originally placed in escrow at the closing of the Manchester Transaction because a Section 1031 like-kind exchange does not take place.

g)	Represents the effect on income taxes at statutory rates from the pro forma adjustments related to the Manchester Transaction.